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                                  UNITED STATES
                       SECURITITES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


                                  JULY 1, 2000
               (DATE OF REPORT - DATE OF EARLIEST EVENT REPORTED)



                            APPLIEDTHEORY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         DELAWARE                   000-25759              16-1491253
(STATE OR OTHER JURISDICTION OF    (COMMISSION           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)     FILE NUMBER)          IDENTIFICATION NO.)




        1500 BROADWAY, 3RD FLOOR                            10036
              NEW YORK, NY                                (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 398-7070


                                  NOT APPLICABLE
     (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE
                                 LAST REPORT DATE)

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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

     On June 10, 2000, AppliedTheory Corporation ("AppliedTheory") entered into an agreement and plan of merger (the "Merger Agreement") with Team Tech International, Inc., a Texas Corporation ("Team Tech"), AppliedTheory TT Acquisition Corp., ("Merger Sub") a Texas corporation wholly owned by AppliedTheory, and Art Borrego, Roger Lewis and Tim Blackwood, Team Tech's principal shareholders ("Team Tech Shareholders"). The merger contemplated by the Merger Agreement was closed and effective on July 1, 2000. In connection with the closing of the transactions contemplated by the Merger Agreement (the "Merger"), AppliedTheory will deliver up to approximately 444,489 shares of AppliedTheory common stock in consideration for all of the outstanding shares of Team Tech common stock. The Merger Agreement also includes a performance incentive payment clause whereby up to an additional 538,140 shares of AppliedTheory common stock will be delivered by December 31, 2000 if specific post-closing revenue, EBITDA (earnings before interest, taxes, depreciaton and amortization) and balance sheet targets are satisfied. Upon the closing of the Merger Agreement, Team Tech and Merger Sub merged, with Team Tech being the surviving corporation. Following the completion of the Merger, Team Tech has been renamed AppliedTheory Austin Corporation and all its capital stock is owned by AppliedTheory.

     Team Tech provides Web consulting and e-Business solutions to commercial clients and government agencies worldwide. It was founded in 1994 and is based in Austin, Texas.

     The purchase price for AppliedTheory's acquisition of Team Tech was determined through arm's-length negotiations between AppliedTheory, Team Tech and the other parties to the Merger Agreement. During these negotiations, the parties considered, among other things, the market for Team Tech's services, Team Tech's Web consulting and e-Business solutions businesses, the present stage of development of Team Tech's business and operations, Team Tech's financial condition, and Team Tech's future business prospects.

     In connection with the closing of the merger, AppliedTheory also entered into an escrow agreement (the "Escrow Agreement") with Team Tech, Art Borrego, Roger Lewis and Tim Blackwood whereby 51,628 shares of AppliedTheory common stock from the total merger consideration to which the Team Tech Shareholders are entitled in consideration for the Merger will be held in an escrow account (the "Escrow Account") by Wells Fargo Investment Management & Trust (the "Escrow Agent") for a period of one year following the closing of the Merger. Following the closing of the Merger, the shares of AppliedTheory common stock held in the Escrow Account will be available as a fund against which AppliedTheory may seek indemnification from the Team Tech Shareholders pursuant to the Merger Agreement.

     Finally, in connection with the Merger, AppliedTheory entered into a registration rights agreement (the "Registration Rights Agreement") with Art Borrego, Roger Lewis and Tim Blackwood whereby they will have the right to "piggyback" the registration of any number of the shares of AppliedTheory common stock delivered pursuant to the Merger, for the period beginning on the closing of the Merger and ending on the first anniversary of the closing of the Merger.

     The Merger Agreement, Escrow Agreement, and Registration Rights Agreement are included as Exhibits 2.15, 2.16, and 2.17 to this Current Report on Form 8-K. Please review these documents for additional information regarding the terms of these agreements.


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     AppliedTheory applied a portion the funds raised through its initial public offering (SEC File No. 333-72133) for the cash portion of expenses incurred in the merger.

     AppliedTheory intends to operate Team Tech as a wholly-owned subsidiary known as AppliedTheory Austin Corporation. Team Tech will continue to operate its business in the same manner as before the acquisition.






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ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL
         INFORMATION AND EXHIBITS

(a.) Financial Statements of Team Tech International, Inc.

     Not required.


(b.) Pro Forma Financial Information.

     Not  required


(c.) Exhibits.

     Following is the Index of Exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K or incorporated by reference herewith:

2.15 Merger Agreement, dated June 10, 2000, by and among AppliedTheory Corporation, a Delaware corporation; AppliedTheory TT Acquisition Corp., a Texas Corporation; Team Tech International, Inc., a Texas Corporation; Art Borrego, Roger Lewis and Tim Blackwood.

2.16 Escrow Agreement, dated June 29, 2000, by and among, AppliedTheory Corporation, AppliedTheory TT Acquisition Corp., Art Borrego, Roger Lewis and Tim Blackwood.

2.17 Registration Rights Agreement dated June 29, 2000, by and between AppliedTheory Corporation, Team Tech, Wells Fargo Investment Management & Trust, Art Borrego, Roger Lewis and Tim Blackwood.

99.5    Press release issued by AppliedTheory Corporation on June 12, 2000.



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                                   SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AppliedTheory Corporation

Date:  July 14, 2000                 by:   /s/ Richard Mandelbaum
                                        ------------------------------------
                                         Richard Mandelbaum
                                         Chairman of the Board,
                                         Chief Executive Officer, and
                                         Director (Principal Executive Officer)


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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
2.15              Merger Agreement, dated June 10, 2000, by and among
                  AppliedTheory Corporation, a Delaware corporation;
                  AppliedTheory TT Acquisition Corp., a Texas Corporation; Team
                  Tech International, Inc., a Texas Corporation; Art Borrego,
                  Roger Lewis and Tim Blackwood.

2.16              Escrow Agreement, dated June 29, 2000, by and among,
                  AppliedTheory Corporation, AppliedTheory TT Acquisition Corp.,
                  Art Borrego, Roger Lewis and Tim Blackwood.

2.17 Registration Rights Agreement dated June 29, 2000, by and between AppliedTheory Corporation, Team Tech, Wells Fargo
                  Investment Management & Trust, Art Borrego, Roger Lewis and
                  Tim Blackwood.

99.5 Press release issued by AppliedTheory Corporation on June 12, 2000.